FIFTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT


         FIFTH AMENDMENT, dated as of August 28, 2003 (the "Amendment"), to Credit Agreement dated June 30, 2000 (as amended, the "Agreement") by and between AeroCentury Corp., a Delaware corporation ("AeroCentury"), the banking institutions signatories hereto and such other institutions that hereafter become a "Bank" pursuant to Section 10.4 hereof (collectively the "Banks" and individually a "Bank") and National City Bank, a national banking association, as agent for the Banks under this Agreement ("National City" which shall mean in its capacity as agent unless specifically stated otherwise). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              Preliminary Statement

         WHEREAS, National City and AeroCentury, together with the other Banks, desire to amend the Agreement in the manner hereinafter set forth; and

         WHEREAS, Section 10.2 of the Credit Agreement requires that the written consent of the Banks be obtained for certain amendments, modifications or waivers contemplated herein.

         NOW THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Agreement.

(a) Article 7 of the Agreement. The following section as set forth in Article 7 of the Agreement is hereby amended and restated in its entirety to be as follows:

                  "7.1. Minimum Tangible Net Worth. Effective as of the Fiscal Quarter ending June 30, 2003 through the Fiscal Quarter ending March 31, 2004, the Tangible Net Worth will not at any time be less than $15,500,000. Effective as of the Fiscal Quarter ending June 30, 2004, the Tangible Net Worth will not at any time be less than $16,000,000."

(b) Amended and Restated Exhibit D to the Agreement. Exhibit D to the Agreement shall be and is hereby amended and restated in its entirety as attached hereto.

2. Representations and Warranties. AeroCentury hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.


3. Covenants. AeroCentury hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement (including this Amendment), including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

4. Waiver. With respect to the Fiscal Quarter ending as of June 30, 2003 only, National City hereby waives the financial covenant requirement set forth in
Section 7.2 "Debt Service Coverage Ratio" which AeroCentury was required to maintain so long as the Revolving Loan Commitments are in effect or any Obligation remains unpaid or outstanding.

5. Affirmation. AeroCentury hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity dates(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

6. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.



                   Remainder of page intentionally left blank.

         IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


AEROCENTURY CORP.


By  ________________________
    Name:
    Title:



NATIONAL CITY BANK


By       ________________________
         Name:    Michael J. Labrum
         Title: Senior Vice President



CALIFORNIA BANK & TRUST


By       ________________________
         Name:
         Title:

                                    EXHIBIT D
                    FORM OF COVENANT COMPLIANCE CERTIFICATE


Date: _________


                         COVENANT COMPLIANCE CERTIFICATE


         The undersigned, the [chief executive or chief financial] Officer of AeroCentury Corp. ("AeroCentury"), does hereby certify to National City Bank, Agent (the "Bank"), as required by that certain Credit Agreement, dated June 28, 2000, by and between AeroCentury and the Bank (as amended, the "Agreement") (terms not otherwise defined herein shall have the meanings given to such terms in the Agreement), that as such officer he is authorized to execute this Compliance Certificate (this "Certificate") on behalf of AeroCentury and does further certify that:

         1. AeroCentury has complied and is in compliance with all covenants, agreements and conditions in the Agreement and each of the other Loan Documents on the date hereof.

         2. Each representation and warranty contained in the Agreement and each of the other Loan Documents is true and correct on the date hereof.

         3. No Potential Default or Event of Default has occurred and is continuing as of the date of this Compliance Certificate.

         4. There has been no Material Adverse Change since [insert the date of the most recent financial statements delivered to the Bank pursuant to the terms of ss.5.1 of the Credit Agreement], except as disclosed on the attached schedules.

         5. The covenant compliance calculations set forth in Attachment 1 hereto are true and correct on the dates specified.

IN WITNESS WHEREOF, the undersigned has executed this Certificate in his capacity as an officer of AeroCentury on this ___ day of ___________, _____.

AeroCentury Corp.





By:
       --------------------------------------
        Name:
        Title:

                        COVENANT COMPLIANCE CALCULATIONS
                                AeroCentury Corp.
                     for the (quarter, year) ending _______


Section 7.1       MINIMUM TANGIBLE NET WORTH

           REQUIREMENT: - The Tangible Net Worth will not at any time be less than (i) $15,500,000, effective as of the Fiscal Quarter ending June 30, 2003 through the Fiscal Quarter ending March 31, 2004; and (ii) $16,000,000, effective as of the Fiscal Quarter ending June 30, 2004.

           Tangible Net Worth on [date]                                                          $
                                                                                                 ------------------
                 Total Assets                                                                    $

                 less:    Total Liabilities                           $
                                                                       -------------------
                          Intangible Assets                           $
                                                                       -------------------
                          Subtotal                                                               $
                                                                                                  -----------------
                 Tangible Net Worth                                                              $
                                                                                                  =================
           Required Tangible Net Worth

           (a)      Fiscal  Quarter  ending  June 30,  2003  through                             $15,500,000
                    March 31, 2004

           (b)      Fiscal Quarter ending June 30, 2004                                          $16,000,000

              Excess (deficiency) of Actual Tangible Net Worth                                   $
              compared with Required Tangible Net Worth                                           -----------------


Section 7.2       EBITDA TO INTEREST RATIO

REQUIREMENT: - The ratio of EBITDA to Interest will not at any time be less than
               2.25:1.

EBITDA
      Net Income for the four                                 $
      Fiscal Quarters ended
                            ----------------                  -------------
      Interest deducted with respect to                       + $
      four Fiscal Quarters ended                              -------------
                                 -----------

      Taxes deducted with respect to                          + $
      four Fiscal Quarters ended                              -------------
                                 -----------
      Depreciation deducted with respect to                   + $
      four Fiscal Quarters ended                              -------------
                                 -----------

      Amortization deducted with respect to                   + $
      four Fiscal Quarters ended                              -------------
                                ------------

  EBITDA for the four Fiscal Quarters just ended                                      $
                                                                                       ==============
Interest

       Interest for the four Fiscal Quarters ended

       -------------------------                               $
                                                               --------------


Interest                                                                              $
                                                                                       ==============

        RATIO OF EBITDA TO INTEREST    ___________

Section 7.3       RECOURSE FUNDED DEBT TO TANGIBLE NET WORTH

 REQUIREMENT: - The ratio of Recourse Funded Debt (including Recourse Funded Debt represented by the Notes) to Tangible Net Worth will not at any time exceed 3.25:1.

 Recourse Funded Debt on [date]:                        $
                                                         -------------------

 Tangible Net Worth on [date]                           $
                                                         -------------------
 RATIO OF RECOURSE FUNDED DEBT TO TANGIBLE NET WORTH

                                                         ===================

Section 7.4       ABSENCE OF NET LOSS

REQUIREMENT: - AeroCentury Corp. will not suffer a consolidated net loss at any time.

Net Income for the Fiscal Quarter ended                   $
                                        ---------------    ==================


Section 7.5       BORROWING BASE

           REQUIREMENT: - The aggregate principal amount of Loans outstanding shall not at any time exceed the Borrowing Base or the Aggregate Revolving Loan Commitment, whichever is less; provided, however, that this covenant shall not be deemed breached if, at the time such aggregate amount exceeds said level, within three Business Days after the earlier of the date AeroCentury first has knowledge of such excess or the date of the next Borrowing Base Certificate disclosing the existence of such excess, a prepayment of Loans shall be made in an amount sufficient to assure continued compliance with this covenant in the future.

           Collateral Loan Value

           Total Borrowing Base                                                                  $
                                                                                                   -------------
           Maximum Loans

           Aggregate Revolving Loan Commitment                                                   $  ,000,000
                                                                                                  --
           Credit Usage

           Aggregate Loan Balance (principal) at date of certificate                             $
                                                                                                  -------------
           Collateral Loan Value exceeds Credit Usage                                            $
                                                                                                  -------------
           Collateral Loan Value is less than Credit Usage                                       $
                                                                                                  -------------